UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

The sole purpose for the filing of this Definitive Revised Proxy Statement is to include the Performance Graph as a graphic on page 29 in HTML format. The graph was omitted from the September 29, 2000 filing pursuant to a transmission error.
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Zale Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The sole purpose for the filing of this Definitive Revised Proxy Statement is to include the Performance Graph as a graphic on page 29 in HTML format. The graph was omitted from the September 29, 2000 filing pursuant to a transmission
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ZALE CORPORATION

901 West Walnut Hill Lane

Irving, Texas 75038-1003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 3, 2000

______________

      Notice is hereby given that the Annual Meeting of Stockholders (the
“Annual Meeting”) of Zale Corporation, a Delaware corporation (the “Company”), will be held on Friday, November 3, 2000, at 10:00 a.m., local time, at The
University Club at the Galleria, 13350 Dallas Parkway, Suite 4000, Dallas,
Texas 75240 for the following purposes:

1.

        To elect nine directors for terms that will expire at the 2001 annual meeting of stockholders;

2.

        To approve an amendment to the Company’s Omnibus Stock
Incentive Plan (the “Stock Incentive Plan”) to increase the number of shares of the Company’s Common Stock reserved for issuance under such plan by an additional 1,850,000 shares;

3.

        To approve an amendment to the Zale Corporation Outside
Directors’ 1995 Stock Option Plan (the “Outside Directors’ Plan”) to
increase the number reserved for issuance under such plan by an additional 150,000 shares;

4.

        To ratify the appointment of Arthur Andersen LLP as the
Company’s independent public accountants; and

5.

        To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on September 18,
2000, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of such stockholders will be maintained at the Company’s headquarters during the ten-day period prior to the date of the Annual Meeting and will be available for inspection by stockholders for any purpose germane to the meeting during ordinary business hours.

      We hope you will be represented at the Annual Meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important and the Board of Directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting.

By Order of the Board of Directors,

        Susan S. Lanigan
Senior Vice President, General Counsel and Secretary

Dallas, Texas

September 26, 2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

OUTSTANDING VOTING SECURITIES OF THE COMPANY AND PRINCIPAL HOLDERS THEREOF

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

PROPOSAL NO. 2:

AMENDMENT TO THE ZALE CORPORATION OMNIBUS STOCK INCENTIVE PLAN

PROPOSAL NO. 3:

AMENDMENT TO THE ZALE CORPORATION
OUTSIDE DIRECTORS’ 1995 STOCK OPTION PLAN

PROPOSAL NO. 4:

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE

OPTION GRANTS IN LAST FISCAL YEAR(1)

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

SECTION 16 (a) REPORTING

OTHER MATTERS

VOTING REQUIREMENTS

STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

STOCKHOLDER PROPOSALS

AVAILABILITY OF FORM 10-K

ZALE CORPORATION

901 West Walnut Hill Lane

Irving, Texas 75038-1003

(972) 580-4000

PROXY STATEMENT

September 26, 2000

________________

GENERAL INFORMATION

      This Proxy Statement is being furnished by the Board of Directors (the
“Board of Directors”) of Zale Corporation, a Delaware corporation (the
“Company”), to the holders of common stock (the “Common Stock”) of the Company in connection with the solicitation of proxies for use at the Annual Meeting of
Stockholders (the “Annual Meeting”) to be held at The University Club at the
Galleria, 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, 10:00 a.m.,
local time, on Friday, November 3, 2000, and at any and all adjournments thereof.

      A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the
Secretary of the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of
itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholders’ directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the
shares will be voted   FOR the election of the director nominees recommended by
the Board of Directors, FOR the amendment to the Stock Incentive Plan, FOR the amendment to the Outside Director’s Plan, FOR the ratification of the appointment of Arthur Andersen LLP as the Company’s independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

      The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, telegraph or facsimile transmission. The
Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of
Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. The
Company has also retained Morrow & Co. to perform proxy advisory and solicitation services for the Company for an estimated fee of $6,500.
Employees of Morrow & Co. may solicit proxies by use of the mail, in person and by telephone, telegraph or facsimile transmission. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

      At September 18, 2000, the Company had 35,146,353 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on September 18,
2000 will be entitled to notice of, and to vote at, the Annual Meeting.

      This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about September 26, 2000.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth certain information with respect to the beneficial ownership, as of September 18, 2000 (except as otherwise noted
below), of shares of Common Stock by persons believed by the Company to own beneficially more than five percent of the outstanding shares of Common Stock by the directors and named executive officers set forth in the Summary
Compensation Table herein and the directors and executive officers of the
Company as a group, and the percentage of the outstanding shares of Common
Stock represented thereby. Other than as set forth below, no director or executive officer of the Company is known to be the beneficial owner of any shares of Common Stock. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

Amount and Nature of

Percent of

Name of Beneficial Owner

Beneficial Ownership(1)

Class(1)

Five Percent Stockholders:

AIM Advisors Inc.

3,074,550
(2)

8.5

        11 Greenway Plaza
Houston, TX

Citigroup, Inc.

1,740,511
(3)

4.8

        153 E. 53rd Street
New York, NY

Directors and

Named Executive Officers:

Beryl B. Raff

223,225
(4)

*

Glen Adams

33,250
(5)

*

A. David Brown

7,500
(6)

*

Peter P. Copses

10,750
(7)

*

Robert J. DiNicola

696,992
(8)

1.9

Richard C. Marcus

16,400
(9)

*

Charles H. Pistor, Jr.

8,500
(10)

*

Andrew H. Tisch

36,000
(11)

*

Alan P. Shor

69,533
(12)

*

Sue E. Gove

55,405
(13)

*

Mary L. Forté

49,509
(14)

*

        Directors and Executive Officers
as a Group ( 11 persons):

1,207,064

3.4

*

        Represents less than one
percent.

(1)

        The information contained in this table with respect to Common Stock ownership reflects “beneficial ownership” as determined in accordance with
Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the
“Exchange Act”).

(2)

        The shares are held on behalf of various investment funds managed by AIM
Advisors, Inc.

(3)

        All shares are directly beneficially owned by subsidiaries of Citigroup,
Inc. and held in third party accounts managed for the benefit of customers of such subsidiaries. The subsidiaries of Citigroup hold shares with varying combinations of voting and investment power, as follows: sole voting and investment power with respect to 324,887 shares; sole voting power with respect to 978,879 shares; shared voting power with respect to
37,470 shares; sole investment power with respect to 1,472,309 shares; and
shared investment power with
respect to 268,202 shares.

(4)

        Includes 183,750 shares of Common Stock which Ms. Raff may acquire upon exercise of options within 60 days after September 18, 2000, 38,943 shares of Restricted Stock which will vest in equal portions each year over three years beginning February 25, 2001 and 532 shares of Common Stock held in the Zale Corporation Savings and Investment Plan.

(5)

        Includes 18,250 shares of Common Stock beneficially owned and 15,000 shares of Common Stock which Mr. Adams may acquire upon exercise of options within 60 days of September 18, 2000.

(6)

        All shares of Common Stock may be acquired by Mr. Brown upon exercise of options within 60 days of September 18, 2000.

(7)

        Includes 3,250 shares of Common Stock held by The Copses/Mueller Family
Trust and 7,500 shares of Common Stock which Mr. Copses may acquire upon exercise of options within 60 days of September 18, 2000.

(8)

        Includes 625,000 shares of Common Stock which Mr. DiNicola may acquire upon the exercise of options within 60 days after September 18, 2000,
69,230 shares of Restricted Stock and 762 shares of Common Stock held in the Zale Corporation Savings and Investment Plan.

(9)

        Includes 15,000 shares of Common Stock which Mr. Marcus may acquire upon exercise of options within 60 days after September 18, 2000.

(10)

        Includes 7,500 shares of Common Stock which Mr. Pistor may acquire upon exercise of options within 60 days after September 18, 2000.

(11)

        Includes 10,000 shares of Common Stock held by Mr. Tisch’s wife and brother as custodians for his four minor children and 15,000 shares of
Common Stock which Mr. Tisch may acquire upon exercise of options within
60 days after September 18, 2000.

(12)

        Includes 60,000 shares of Common Stock which Mr. Shor may acquire upon exercise of options within 60 days after September 18, 2000, 7,789 shares of Restricted Stock which will vest in equal portions each year over three years beginning February 25, 2001 and 556 shares of Common Stock held in the Zale Corporation Savings and Investment Plan.

(13)

        Includes 49,250 shares of Common Stock which Ms. Gove may acquire upon exercise of options within 60 days after September 18, 2000, 5,452 shares of Restricted Stock which will vest in equal portions each year over three years beginning February 25, 2001 and 703 shares of Common Stock held in the Zale Corporation Savings and Investment Plan.

(14)

        Includes 38,750 shares of Common Stock which Ms. Forté may acquire upon exercise of options within 60 days after September 18, 2000, 5,452 shares of Restricted Stock which will vest in equal portions each year over three years beginning February 25, 2001 and 687 shares of Common Stock held in the Zale Corporation Savings and Investment Plan.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

      Action will be taken at the Annual Meeting for the election of nine directors, each of whom will serve until the 2001 Annual Meeting of
Stockholders and until his or her successor is elected and qualified.

      The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxies may be voted
FOR such substitute nominees as the Board of Directors may designate.

      The following sets forth the principal occupations for at least the last five years and the current directorships of the nine nominees for director to be elected pursuant to Proposal No. 1.

Beryl B. Raff, Age 49.

Chairman of the Board and Chief Executive Officer

      Ms. Raff was appointed Chairman of the Board and Chief Executive Officer effective September 6, 2000. Prior to her appointment as Chairman, Ms. Raff served as a member of the Company’s Board of Directors, and President and Chief
Executive Officer since September 1999. In July 1998, she was appointed
President and Chief Operating Officer. From July 1997 to July 1998, she served as Executive Vice President and Chief Operating Officer. From November 1994 to
July 1997, she served as President of Zales. From March 1991 through October
1994, Ms. Raff served as Senior Vice President of Macy’s East with responsibilities for its jewelry business in a twelve-state region. From April
1988 to March 1991, Ms. Raff served as Group Vice President of Macy’s South/
Bullocks. Prior to 1988, Ms. Raff had 17 years of retailing and merchandising experience with the Emporium and Macy’s department stores.

Alan P. Shor, Age 41.

President and Chief Operating Officer

      Mr. Shor was named President and Chief Operating Officer and was appointed as a member of the Company’s Board of Directors effective September 6, 2000.
Prior to this time, Mr. Shor served as Executive Vice President and Chief
Operating Officer since September 1999. From November 1997 to September 1999,
Mr. Shor served as Executive Vice President and Chief Logistics Officer while retaining his position as General Counsel and Secretary (he relinquished the
General Counsel position August 1, 1999 and the Secretary position in November
1999). From May 1997 to November 1997, Mr. Shor served as Executive Vice
President and Chief Administrative Officer, General Counsel and Secretary. From
June 1995 to May 1997, Mr. Shor served as Senior Vice President, General
Counsel and Secretary. For two years prior to joining the Company, Mr. Shor was the managing partner of the Washington, D.C. office of the Troutman Sanders law firm, whose principal office is based in Atlanta, Georgia. Mr. Shor, a member of Troutman Sanders since 1983, was a partner of the firm from 1990 to 1995.

Glen Adams, Age 61.

Director

      Mr. Adams has served as a director of the Company since July 21, 1993.
From August 1990 to August 1996, Mr. Adams served as Chairman, President and
Chief Executive Officer of Southmark Corporation in Dallas, Texas, a real estate financing and syndication firm. From 1986 to 1989, he served as
Chairman, President and Chief Executive Officer of The Great Western Sugar
Company.

A. David Brown, Age 58.

Director

      Mr. Brown joined the board as a director on March 4, 1997. Mr. Brown became Managing Partner for the New York office of Pendleton James Associates
(now Whitehead Mann Pendleton James) as of May 15, 1997. Prior to joining
Whitehead Mann Pendleton James, Mr. Brown served as Vice President of the
Worldwide Retail/Fashion Specialty Practice at Korn/Ferry International from
June 1, 1994 to May 14, 1997. Prior to joining Korn/Ferry, Mr. Brown held numerous positions with R.H. Macy & Co., Inc., including Senior Vice President of Human Resources, a position he held from 1983 to 1994. Mr. Brown is a director of The Sports Authority and Selective Insurance Group, Inc. Mr. Brown
also serves as a trustee for Drew University.

Peter P. Copses, Age 42.

Director

      Mr. Copses served from September 9, 1993 to September 9, 1996 as a director of the Company and returned to serve on the Board on February 4, 1997.
Since 1990, Mr. Copses has been a principal of Apollo Advisors, L.P., which, together with certain affiliates, acts as the managing general partner of
Apollo Investment Fund, L.P., AIF II, L.P., Apollo Investment Fund III, L.P.,
and Apollo Investment Fund IV, L.P., private securities investment funds. Mr.
Copses is a director of Rent-A-Center, Inc. and Prandium, Inc.

Robert J. DiNicola, Age 52.

Director

      Mr. DiNicola served as Chairman of the Board of the Company from April 18,
1994 to September 6, 2000. He also served as Chief Executive Officer of the
Company from April 18, 1994 until September 7, 1999. For the three years prior to joining the Company, Mr. DiNicola was a senior executive officer of The Bon
Marché Division of Federated Department Stores, Inc., having served as Chairman and Chief Executive Officer of that Division from 1992 to 1994 and as its
President and Chief Operating Officer from 1991 to 1992. From 1989 to 1991, Mr.
DiNicola was a Senior Vice President of Rich’s Department Store Division of
Federated. For 17 years, prior to joining the Federated organization, Mr.
DiNicola was associated with Macy’s, where he held various executive, management and merchandising positions, except for a one-year period while he held a division officer position with The May Department Stores Company, Inc.

Richard C. Marcus, Age 61.

Director

      Mr. Marcus has served as a director of the Company since July 21, 1993.
Mr. Marcus is a private investor and cofounder of InterSolve Group, a management services firm, which was established in 1991. Since January 1997,
Mr. Marcus has served as an advisor to Peter J. Solomon Company, a New York investment banking firm. From December 1994 through December 1995, Mr. Marcus served as CEO of the Plaid Clothing Group and as a director of that company from December 1994 through December 1996. From 1988 to 1991, Mr. Marcus was a consultant for companies serving the retail industry. From 1979 to 1988, he served as Chairman and Chief Executive Officer of Neiman Marcus in Dallas,
Texas. Mr. Marcus is a director of Michaels Stores Inc. and Fashionmall.com.

Charles H. Pistor, Jr., Age 70.

Director

      Mr. Pistor joined the board as a director on June 24, 1997. Mr. Pistor is the former Vice Chair of Southern Methodist University, and has served as Chief
Executive Officer of Republic BankDallas and President of the American Bankers
Association. Mr. Pistor currently serves as a director on the boards of
Fortune Brands, AMR and American Airlines and Centex Corporation.

Andrew H. Tisch, Age 51.

Director

      Mr. Tisch has served as a director of the Company since July 21, 1993. Mr.
Tisch has been Chairman of the Executive Committee of Loews Corporation since
January 1999. He was Chairman of the Management Committee of Loews Corporation
from 1994 to 1998. Mr. Tisch also served as Chairman of the Board and Chief
Executive Officer of Lorillard, Inc. from 1989 to May 1994. Mr. Tisch served as President of Bulova Corporation from 1980 to 1989. From 1985 to 1989, Mr.
Tisch served as a director of Gordon Jewelry Corporation prior to its acquisition by the Company. Mr. Tisch currently serves as a director of Loews
Corporation, Bulova Corporation, IG1 Graphics and Canary Wharf, Ltd.

      The Board of Directors recommends that stockholders vote FOR the election of each of the director nominees listed above.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      The following discussion of meetings of the Board of Directors and the committees thereof includes meetings occurring during the Company’s 2000 fiscal year beginning on August 1, 1999 and ending July 31, 2000 (“Fiscal Year 2000”).

      The standing committees of the Board of Directors are the Audit and
Compensation Committees. Their principal functions and the names of the directors currently serving as members of those committees are set forth below.

      The Audit Committee has the power and authority to initiate or review the results of all audits or investigations into the business affairs of the
Company and its subsidiaries, and to conduct pre- and post- audit reviews with the Company’s management, financial employees and independent auditors. The
Audit Committee also reviews the Company’s quarterly and annual financial statements and reports. The Audit Committee met two times during Fiscal Year
2000. Glen Adams, Charles H. Pistor, Jr. and Andrew H. Tisch are the current members of the Audit Committee. Mr. Adams is Chairman.

      Subject to the final decision of the Board of Directors, the Compensation
Committee reviews the proposed compensation of the Company’s Chairman and Chief
Executive Officer and all other corporate officers and considers management succession and related matters. In addition, the Compensation Committee administers the Company’s Stock Incentive Plan and its other incentive compensation plans. The Compensation Committee met three times during Fiscal
Year 2000. The current members of the Compensation Committee are Richard C.
Marcus, A. David Brown and Peter P. Copses. Mr. Marcus is Chairman.

      During Fiscal Year 2000, the Board of Directors met nine times. No member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which such director served during that period.

PROPOSAL NO. 2:

AMENDMENT TO THE ZALE CORPORATION OMNIBUS STOCK INCENTIVE PLAN

      On June 15, 1994, the Board of Directors of the Company adopted the Zale
Corporation Omnibus Stock Incentive Plan (the “Stock Incentive Plan”). The
Stock Incentive Plan provides for the grant to officers and employees of the
Company and its subsidiaries of options to purchase shares of the Common Stock and other equity-based awards, which awards may be incentive stock options
(“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of
1986, as amended (the “Code”), non qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock (“Restricted Stock”), phantom stock (“Phantom Stock”), or stock bonuses (“Stock Bonuses”) (collectively, the
“Incentive Awards”).

      On September 11, 1997, the Board of Directors approved an amendment to the
Stock Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance by an additional 3,000,000 shares, thereby increasing the number of shares of Common Stock available for future grants under the Stock Incentive Plan to 3,187,875. The Board adopted this amendment to ensure that the Company would have sufficient shares of
Common Stock available under the Stock Incentive Plan to attract and retain key employees. On November 13, 1997, stockholders approved the amendment. As of
September 18, 2000, 3,251,779 shares of Common Stock were reserved for issuance upon the exercise of options or other Incentive Awards previously granted under the Stock Incentive Plan and 540,241 remained available for issuance upon the grant of future options or other Incentive Awards.

      On September 14, 2000, the Board of Directors approved an amendment to the
Stock Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance by an additional 1,850,000 shares, thereby increasing the number of shares of Common Stock available for future grants under the Stock Incentive Plan to 2,390,241. The Board adopted this amendment to ensure that the Company will continue to have sufficient shares of Common Stock available under the Stock Incentive Plan to attract and retain key employees.

      At the Annual Meeting, the shareholders are being requested to consider and approve the foregoing amendment to the Stock Incentive Plan.

      Purpose of the Stock Incentive Plan

      The purpose of the Stock Incentive Plan is to promote the interests of the
Company and its stockholders by providing officers and other employees of the
Company (including directors who are employees) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the
Company and to acquire a proprietary interest in the long-term success of the
Company.

      Major Provisions of the Plan

      The major provisions of the Stock Incentive Plan are as follows:

      Eligibility. The persons who are eligible to receive awards pursuant to the Stock Incentive Plan are those employees of the Company and its subsidiaries (including officers of the Company, whether or not they are directors of the Company) as the Committee (as defined below) selects from time to time.
Directors who are not employees or officers of the Company are ineligible to participate in the Stock

Incentive Plan. The Company estimates that at the present time less than 1% of its approximately 13,000 employees are eligible employees who may participate in the Stock Incentive Plan.

      Administration. The Stock Incentive Plan is administered by the
Compensation Committee of the Board of the Directors (the “Committee”) or such other committee as the Board of Directors may appoint from time to time. The
Committee at all times consists of two or more persons, each of whom is a member of the Board of Directors and who is not an employee of the Company. To the extent required for compensation realized from Incentive Awards under the
Stock Incentive Plan to be deductible by the Company pursuant to Section
162(m) of the Code, members of the Committee shall be “outside directors”
within the meaning of such Section.

      Award Types. The Stock Incentive Plan permits the Committee to grant, in its discretion, ISOs, NQSOs, SARs, Restricted Stock, Phantom Stock and Stock
Bonuses. Stock options designated as ISOs will comply with Section 422 of the
Code, including the requirement that the aggregate Fair Market Value, as defined in the Stock Incentive Plan, of Common Stock determined at the time of each grant that a holder may exercise for the first time in any calendar year shall not exceed $100,000. NQSOs, which are options that are not ISOs, entitle the holder to purchase up to the number of shares of Common Stock specified in the grant. SARs are rights that, when exercised, entitle the holder to the appreciation in value of other number of shares of Common stock specified in the grant from the date granted to the date exercised. An exercised SAR will be paid in cash. SARs may be either Stand-Alone SARs, which are not granted in conjunction with an option, or Tandem SARs, which may be granted at the same time as, or, in the case of an NQSO, subsequent to the time that, its related option is granted. Restricted Stock is stock for which no transfer of a
Participant’s rights with respect to such stock will be permitted prior to the vesting of such stock. Phantom stock awards are rights to receive in cash, within 30 days of the date on which such share vests, an amount equal to the
(i) Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests. In the event that the Committee grants a Stock
Bonus, a certificate for the shares of Common Stock comprising such Stock
Bonuses shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

      Restriction on Award Type. The total number of shares of Common Stock with respect to which Tandem SARs, Stand Alone SARs, shares of Restricted
Stock, shares of Phantom Stock and Stock Bonuses may collectively be granted may not exceed 10% of the total number of shares of Common Stock with respect to which all Incentive Awards have been or may be granted under the Stock
Incentive Plan.

      Restriction on Repricing. Absent stockholder approval, neither the
Committee nor the Board of Directors has authority, with or without the consent of the affected holders of Incentive Awards, to reprice any Incentive Awards after the date of their initial grant with a lower exercise price in substitution for the original exercise price.

      Option Price. The exercise price per share of options and SARs is determined by the Committee but will in no event be less than the Fair Market
Value of a share of Common stock based on the average price on the preceding business day the option or SAR is granted. Payment for shares of Common Stock purchased upon exercise of an option shall be made by one or a combination of the following means; (i) in cash, (ii) in shares of Common Stock owned by the
Participant (subject to approval of the Committee), or (iii) by such other provision as the Committee may from time to time authorize. The Company receives no payment upon the granting of options or other Incentive Awards pursuant to the Stock Incentive Plan.

      Nontransferability. During the lifetime of the Participant, the Committee may permit the transfer, assignment or other encumbrance of an outstanding option unless such option is an ISO and the Committee and the Participant intend that it retain such status. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator other Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.

      Time and Manner of Exercise. Unless the applicable plan agreement provides otherwise, options granted under the Stock Incentive Plan and
Stand-Alone SARs become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each option; provided, however, that no options shall be exercisable more than 10 years after the date of grant. Unless otherwise provided in the plan agreement, no option will be exercisable prior to the first anniversary of the date of grant. A Tandem SAR will be exercisable only if and to the extent that its related option is exercisable. At the time of the grant of shares of
Restricted Stock and Phantom Stock, the Committee will establish an issue date with respect to the shares of the Restricted Stock and a vesting date with respect to shares of both the Restricted Stock and Phantom Stock.

      Change of Control. The Stock Incentive Plan provides that, upon the occurrence of a Change of Control (as defined in the Stock Incentive Plan) (i)
each option and each Stand-Alone SAR granted thereunder and outstanding at such time will become fully and immediately exercisable and will remain exercisable until its expiration, termination or cancellation pursuant to the terms of the
Stock Incentive Plan, and (ii) all outstanding shares of Restricted Stock and
Phantom Stock which have not theretofore vested will immediately vest.

      Amendment or Termination of Plan. The Board of Directors may, at any
time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or Section 422 of the
Code. No action may reduce the Participant’s rights under any outstanding
Incentive Award without the consent of the Participant.

Federal Income Tax Consequences of the Stock Incentive Plan

      Incentive Stock Options. If an option under the Stock Incentive Plan is treated as an ISO, the optionee generally recognizes no regular taxable income as the result of the grant or exercise of the option. However, an amount equal to the difference between the Fair Market Value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

      The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (see below).

      Upon a sale or exchange of the shares at least two years after the grant of an ISO and one year after exercise of the option, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

      If an optionee disposes of shares acquired upon issuance of an ISO prior to completion of either of the above holding periods, the optionee will have made a “disqualifying disposition” of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the Fair Market Value of the stock at the date of the option exercise or the sale price of the stock.
The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition if the optionee’s total compensation is deemed reasonable in amount.

      The optionee also will recognize capital gain or loss on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition
(as described in the second sentence of the preceding paragraph).

      NQSOs. An optionee generally recognizes no taxable income as the result of the grant of an NQSO, assuming that the option does not have a readily ascertainable fair market value at the time it is granted (which is usually the case with plans of this type). Upon exercise of an NQSO, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the then Fair Market Value of the shares over the exercise price. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of an NQSO.

      The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the optionee’s total compensation is deemed reasonable in amount.

      Upon a sale of shares acquired pursuant to the exercise of an NQSO, any difference between the sale price and the Fair Market Value of the shares on the date of exercise will be treated as capital gain or loss.

      Stock Bonus/Restricted Stock Award. The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the Fair Market Value of the property received over the amount
(if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become
“vested”, i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. The income is taxable at ordinary income rates and (in the case of participating individuals who are employees)
is subject to withholding of income and applicable employment taxes at the time of vesting.

      Under the Stock Incentive Plan, participating individuals will not pay any consideration for stock transferred to them under the Stock Bonus/Restricted
Stock Award components of the Stock Incentive Plan, and the stock transferred may or may not be subject to restrictions. If stock is granted to a recipient without restriction, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient’s taxable year in which the stock is granted.

      If stock granted under the Stock Incentive Plan is nontransferable and subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of stock will recognize taxable income as of each date on which they become vested in stock received under the Stock Incentive Plan in the amount of the Fair Market Value of the stock then vesting.

      Participating individuals may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount of ordinary income equal to the stock’s Fair Market Value at the time of the award. If such an election is made, the electing employee is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the government. Participating individuals making this election who are employees will be subject to withholding with respect to the taxable income they recognize at the time the stock is awarded to them.

      The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual’s total compensation is deemed reasonable in amount.

      Participating individuals will recognize gain upon the disposition of their stock equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to their stock under the principles set forth above. That gain will be taxable as long or short-term capital gain, depending on the length of time the stock was held.

      If a participating individual disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock, he or she will generally recognize a capital loss (long or short-term, depending on the length of time the stock was held) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously and the amount realized upon disposition of the stock. If a participating individual forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the
Section 83(b) election.

      SARs. Recipients of SARs generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right).
Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the Fair Market Value of stock, if any, received upon such exercise.
Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of an SAR.

      The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual’s total compensation is deemed reasonable in amount.

      Phantom Stock. Recipients of Phantom Stock will recognize ordinary income in the taxable year in which cash is transferred to the individual. The
Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, provided the individual’s total compensation is deemed reasonable in amount.

      Section 162(m) of the Code. Under Section 162(m) of the Code,
compensation paid to any covered employee is potentially nondeductible by the
Company to the extent that it exceeds $1,000,000. However, certain
“performance-based compensation” is exempt from the $1,000,000 cap on deductibility. The Stock Incentive Plan contains provisions designed to qualify options and SARs granted thereunder to covered employees as
“performance-based compensation” under Section 162(m). These provisions include: (1) grants to covered employees are made only by the Section 162(m)
Committee; (2) the Stock Incentive Plan states a maximum number of shares with respect to which options or SARs may be granted to any

individual per fiscal year; (3) in the case of grants to
covered employees, the option exercise price must be at least equal to the Fair
Market Value of the stock on the date the option is granted; and (4) the Stock
Incentive Plan has been approved by stockholders.

      Additional Information Regarding New Plan Benefits. Awards under the
Stock Incentive Plan are based upon the Company’s performance. Accordingly, future awards (“new plan benefits”) under the Stock Incentive Plan are not determinable at this time. Reference is made to the sections captioned
“Summary Compensation Table,” “Option Grants in Last Fiscal Year” and “FY-End
Option Values” at pages 20 through 22 of this Proxy Statement for detailed information on stock incentive awards and exercises of such awards by certain executive officers under the Stock Incentive Plan during the three most recent fiscal years.

Market Price of the Common Stock

      As of September 18, 2000, the fair market value of Common Stock underlying options granted pursuant to the Stock Incentive Plan was $33.75 per share, equal to the closing price of the Common Stock as reported by the New York
Stock Exchange.

      The Board of Directors recommends that the stockholders vote FOR the amendment to the Stock Incentive Plan.

PROPOSAL NO. 3:

AMENDMENT TO THE ZALE CORPORATION

OUTSIDE DIRECTORS’ 1995 STOCK OPTION PLAN

      On May 16, 1995, the Board of Directors adopted, subject to stockholder approval, the Zale Corporation Outside Directors’ 1995 Stock Option Plan (The
Outside Directors’ Plan). The Outside Directors’ Plan provides for the granting of stock options to members of the Company’s Board of Directors who are not employees of the Company or any subsidiary thereof (“Eligible
Directors”). An aggregate of 150,000 shares of Common Stock may be issued upon exercise of options granted to Eligible Directors under the Outside Directors’
Plan.

      As of September 18, 2000, 114,000 shares of common stock were reserved for issuance upon the exercise of options previously granted under the Outside
Directors’ Plan and 33,500 remained available for issuance upon grant of future options.

      On September 14, 2000, the Board of Directors approved an amendment to the
Outside Directors’ Stock Plan, subject to stockholder approval, to increase the number of shares of common stock reserved for future issuance by an additional
150,000 shares, thereby increasing the number of shares of common stock available for future grants under the Outside Directors’ Plan to 183,500 shares.

      At the Annual Meeting, the shareholders are being requested to consider and approve the foregoing amendment to the Outside Directors’ Plan. The essential features are outlined below.

Purpose

      The purpose of the Outside Directors’ Plan is to provide an incentive to those directors of Zale Corporation (the “Company”) who are not employees of the Company to serve on the board of directors and to maintain and enhance the
Company’s long-term performance.

Eligibility

      Options shall be granted under the Outside Directors’ Plan only to persons who are members of the Board and who are not employees of the Company or any subsidiary thereof (“Eligible Directors”). Every Option granted under the
Outside Directors’ Plan shall be subject to the terms and conditions set forth in the plan, and shall be evidenced by an Option Agreement which shall not be inconsistent with the provisions of the plan. Options under the Outside
Directors’ Plan, subject to the adjustments discussed above, are granted as follows:

(i)

        As of May 16, 1995 each person who was an
Eligible Director was granted an Option to purchase 5,000
shares of Common Stock. Upon the initial election to the
Board, after May 16, 1995, of any person who satisfies the
definition of Eligible Director, such person shall be granted an option to purchase 5,000 shares of Common stock.

(ii)

        As of the date of the first meeting of the Board
following each annual meeting of shareholders, each person who is an Eligible Director at the adjournment of such meeting of the Board (other than an Eligible Director who is initially
elected at such annual meeting or such meeting of the Board)
shall be granted an option to purchase 3,000 shares of Common
Stock.

Administration

      The terms of the stock options to be awarded under the Outside Directors’
Plan (the “Options”) are set forth in the plan and may not be varied other than by amendment of the Outside Directors’ Plan as set forth below. To the extent that any administrative action is required in connection with the Outside
Directors’ Plan, such action shall be taken by the Board of Directors of the
Company, whose determination shall be conclusive.

Options Offered Pursuant to the Plan

      The Outside Directors’ Plan provides for the issuance of Options to purchase shares of the Company’s common stock, $.01 par value (the “Common
Stock”). The aggregate number of shares of Common Stock which may be transferred pursuant to the Outside Directors’ Plan is 300,000 shares. In the event of any change in the Common Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the Board shall equitably adjust the total number of shares of Common Stock that may be transferred under the Outside Directors’ Plan, the number of shares subject to each Option then outstanding or subsequently granted under the Outside
Directors’ Plan, and the exercise price of each such Option. After any such adjustment, the number of shares subject to each Option shall be rounded to the nearest whole number.

Option Price

      The exercise price per share of Common Stock under each Option is equal to the Fair Market Value per share of Common Stock on the date of Option grant as defined in Section 2(i) of the Company’s Stock Incentive Plan . Each Option
granted under the Outside Directors’ Plan has a term of ten years and becomes cumulatively exercisable as to 25 percent of the shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant. An
Option may be exercised from time to time for all or part of the shares as to which it is then exercisable. Upon the occurrence of a change in control as defined in Section 2(d) of the Stock Incentive Plan, each outstanding Option shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the
Outside Directors’ Plan.

Restrictions on Transfer; Termination

      To the extent necessary for compliance with Rule 16b-3 under the Exchange
Act, no Option granted under the Outside Directors’ Plan shall be assignable or transferable. No assignment or transfer may be made without consent of the
Board.

      If an optionee’s membership on the Board terminates for any reason other than death or for cause, he may exercise any outstanding option to the extent that he was entitled to exercise it on the date of termination. Exercise must occur within three months after termination, but in no event may any exercise occur after the expiration date of the option. If an optionee dies, any outstanding option shall be exercisable to the extent that the optionee was entitled to exercise it on the date of death. Exercise must occur by the earlier of the first anniversary of death or the expiration date of the option.
Such exercise shall be made only by the optionee’s executor or administrator, unless his will specifically disposes of the option, in which case exercise shall be made only by the recipient of such specific disposition.

Exercise of Stock Options

      Options shall be exercised by the filing of a written notice with the
Company, on such form and in such manner as the Company shall prescribe, accompanied by payment for the shares being purchased. Such payment shall be made: (i) in cash, by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full Option exercise price; or (ii)
by delivery of shares of Common Stock acquired prior to the Option exercise date and having a fair market value as of the exercise date equal to all or part of the Option exercise price and cash or a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full Option exercise price.

      Promptly after receiving payment of the full Option exercise price, the
Company shall deliver to the Eligible Director, or to such other person as may then have the right to exercise the Option, a certificate for the shares of
Common Stock for which the Option has been exercised. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be transferred to the holder upon the exercise of the Option.

Withholding

      Upon the distribution of shares of Common Stock upon exercise of an
Option, the optionee may request (and in some situations the Company may require) the withholding (through withholding from the optionee’s compensation, payment of cash by the optionee, reduction of the number of shares of Common
Stock to be issued or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.

Tax Effects of Plan Participation

      The following discussion is a summary of the material federal income tax consequences of participation in the Outside Directors’ Plan for an Eligible
Director under currently applicable law. It does not purport to be a complete discussion of all tax consequences to such an Eligible Director and does not cover, among other things, state and local tax treatment of participation in the Outside Directors’ Plan.

      An Eligible Director who receives an option granted under the Outside
Directors’ Plan will not recognize any taxable income in connection with the grant of the option.

      In general, upon exercise of the option, if the shares of Common Stock received are not subject to a substantial risk of forfeiture or are transferable to a third party without such transferee being subject to a substantial risk of forfeiture (“Vested Shares”) the amount by which the Fair
Market Value of the shares at the time of exercise of the option exceeds the exercise price will be treated as ordinary income received by the Eligible
Director.

      If the shares of Common Stock received upon exercise of the option are subject to a substantial risk of forfeiture and are not transferable
(“Nonvested Shares”) Section 83(b) of the Code permits the Eligible Director to elect, not more than 30 days after the date of exercise of the option to acquire the Nonvested Shares, to include as ordinary income the difference between the Fair Market Value of the Nonvested Shares at the time of exercise and the exercise price for the shares. If no Section 83(b) election is made, then the ordinary income inclusion occurs on the date the Nonvested Shares become Vested Shares (because they are no longer subject to a substantial risk of forfeiture or are transferable), and the amount of such inclusion will be the excess of the Fair Market Value of the shares at the time they become
Vested Shares over the exercise price.

      In view of the requirements under Section 16(b) of the Exchange Act and the rules and regulations thereunder that are related thereto, an Eligible
Director who is an officer of the Company or a beneficial owner of more than ten percent (10%) of any class of registered equity securities of the Company should consult with his or her tax advisor as to whether the timing of income recognition is deferred for any period following the exercise of the option
(i.e., the “Deferral Period”). If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal
Revenue Service within 30 days after the date of transfer of the shares of
Common Stock pursuant to the exercise of the option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares of common Stock over their exercise price, recognition of income by the
Eligible Director will be deferred until the expiration of the Deferral Period.

      An Eligible Director’s tax basis in the shares of Common Stock received on exercise of an option for cash will be equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized by such Eligible
Director as a result of the receipt of such Common Stock. The holding period for such common Stock will begin the day after the date of exercise of the option or, in the case of Nonvested Shares as to which no election under
Section 83(b) is made, the day after the date on which such shares of common
Stock become Vested Shares or the date of expiration of the Deferral Period.

      If the Eligible Director pays the exercise price by tendering other Vested
Shares of common Stock then owned by the Eligible Director, the difference between the Fair Market Value and adjusted basis of the tendered shares will not produce a taxable gain or loss to the Eligible Director, however, the
Eligible Director’s tax basis and holding period for an equal number of acquired shares will be the same as the Eligible Director’s tax basis for the tendered shares. The remaining acquired shares will have a tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the Eligible
Director is required to recognize as income as a result of the exercise of the option, and the holding period for such shares will be determined in the same manner as described in the preceding paragraph.

      Upon a taxable disposition of shares of Common Stock acquired through the exercise of an option, any amount received by the Eligible Director in excess of the Eligible Director’s tax basis in the Common Stock will generally be treated as long-term or short-term capital gain, depending upon the holding period of the Common Stock. To qualify for long-term capital gain or loss treatment, shares of Common Stock must have been held for more than one year as a capital asset. The maximum federal income tax rate currently applicable to individuals for long-term capital gain is 20%. If, upon disposition, the
Eligible Director receives an amount that is less than the Eligible Director’s tax basis in the Common Stock the loss will generally be treated as a long or short-term capital loss, depending upon the holding period of the Common Stock.

      The Company generally will be entitled to deduct for federal income tax purposes the amount that the Eligible Director is required to treat as ordinary income, to the extent such amount constitutes an ordinary and necessary business expense.

ERISA

      The Outside Directors’ Plan is not subject to the provisions of the
Employee Retirement Income Security Act of 1974, as amended.

Termination of the Plan

      Unless terminated sooner by action of the Board, the Outside Directors’
Plan shall terminate on the tenth anniversary of the date of its adoption.
Options outstanding upon Outside Directors’ Plan termination shall continue in effect in accordance with their terms.

      The Board of Directors recommends that the stockholders vote FOR the amendment to the Outside Directors’ 1995 Stock Option Plan.

PROPOSAL NO. 4:

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      Arthur Andersen LLP served as the Company’s independent public accountants for the interim period from April 1, 1994 to July 31, 1994 and for the fiscal years ended July 31, 1995, July 31, 1996, July 31, 1997, July 31, 1998, July
31, 1999 and July 31, 2000, and has been reappointed by the Board of Directors to serve in that capacity for the 2001 fiscal year. The Company has been advised that no member of Arthur Andersen LLP or any of its associates has any financial interest in the Company or its affiliates. A representative of
Arthur Andersen LLP will be available at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of Arthur Andersen LLP, if desired.

      Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the stockholders for ratification as a matter of sound corporate practice. If the stockholders do not ratify the appointment of Arthur Andersen
LLP, the appointment of the independent auditors will be reconsidered by the
Board of Directors. If the stockholders ratify the appointment, the Board of
Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 2001 fiscal year if the Board of
Directors believes that such a change would be in the best interests of the
Company.

      The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Arthur Andersen LLP as the Company’s independent public accountants.

EXECUTIVE AND DIRECTOR COMPENSATION

      The following tables set forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, to the
Company’s Chairman, Chief Executive Officer, and the three other most highly compensated executive officers of the Company (collectively, the “named executive officers”).

SUMMARY COMPENSATION TABLE

Long-Term

Annual Compensation

Compensation

Restricted

Securities

All Other

Salary

Stock

Underlying

Compensation

Name and Principal Position

Year

($) (1)

Bonus($)(2)

Awards ($)(3)

Options(#)

($)

Robert J. DiNicola (4)

2000

750,000

413,250

—

—

9,994

Former Chairman of

1999

1,000,000

1,100,000

4,153,840

—

10,768

the Board

1998

850,000

873,477

—

500,000

34,792

Beryl B. Raff (5)

2000

600,000

690,000

—

150,000

8,374

Chairman of the Board and

1999

400,000

300,000

2,076,920

100,000

8,496

Chief Executive Officer

1998

350,000

163,485

—

250,000

4,216

Alan P. Shor (6)

2000

375,000

215,625

—

100,000

7,255

President and Chief

1999

350,000

175,000

415,400

50,000

7,147

Operating Officer, Director

1998

317,708

148,401

—

50,000

8,328

Sue E. Gove (7)

2000

250,000

143,750

—

50,000

6,788

Executive Vice President

1999

200,000

100,000

290,760

50,000

6,325

and Chief Financial Officer

1998

179,721

84,078

—

35,000

4,985

Mary L. Forté (8)

2000

295,000

169,625

—

25,000

6,566

Executive Vice President and

1999

285,000

142,500

290,760

25,000

7,194

Chief Administrative Officer

1998

275,000

153,452

—

35,000

7,273

(1)

        Includes amounts contributed by such executive officers to the Company’s
401(k) savings plan.

(2)

Includes amounts deferred under the Executive Deferred Compensation Plan.

(3)

        As of the end of fiscal 2000 the aggregate restricted stock holdings for the named executive officers consisted of 126,866 shares worth $4,741,617 at the closing price as of July 31, 2000, without giving effect to the diminution of value attributable to the restrictions on such stock. The restricted stock awards are eligible for dividends and become vested as to
33 percent of the shares covered thereby on February 25 of each of the next three years, except for the restricted stock awards granted to Mr.
DiNicola which vested effective upon his retirement on September 6, 2000 as Chairman of the Board.

(4)

        Mr. DiNicola retired as Chairman of the Board on September 6, 2000 and stepped down as Chief Executive Officer on September 7, 1999. Mr.
DiNicola’s “All Other Compensation” for 2000 consists of $1,704 for group term life insurance premiums and $8,290 for annual insurance premiums paid by the Company.

(5)

        Ms. Raff’s “All Other Compensation” for 2000 consists of $1,056 for group term life insurance premiums and $7,318 for annual insurance premiums paid by the Company. Ms. Raff was appointed as Chairman of the Board on
September 6, 2000. Previously she served as President and Chief Executive
Officer.

(6)

        Mr. Shor was appointed President and Chief Operating Officer on September
6, 2000. Previously he served as Executive Vice President and Chief
Operating Officer. Mr. Shor’s “All Other Compensation” for 2000 consists of $559 for group term life insurance premiums and $6,696 annual insurance premiums paid by the Company.

(7)

        Ms. Gove’s “All Other Compensation” for 2000 consists of $365 for group term life insurance premiums and $6,423 annual insurance premiums paid by the Company.

(8)

        Ms. Forté’s “All Other Compensation” for 2000 consists of $780 for group term life insurance premiums and $5,786 annual insurance premiums paid by the Company.

OPTION GRANTS IN LAST FISCAL YEAR(1)

      The following table sets forth all stock option grants to the named executive officers during the year ended July 31, 2000.

Potential Realizable Value

At Assumed Annual Rates

of Stock Price Appreciation

Individual Grants

for Option Term (2)

Number of Securities

% of Total Options

Exercise or

Underlying Options

Granted to Employees

Base Price

Expiration

Name

Granted (#)

in Fiscal Year

($/Sh)

Date

5% ($)

10% ($)

Robert J. DiNicola

0

—

—

—

—

—

Beryl B. Raff

150,000

18.42

$
43.03

7/12/2010

4,059,331

10,287,129

Alan P. Shor

100,000

12.28

$
43.03

7/12/2010

2,706,220

6,858,086

Sue E. Gove

50,000

6.14

$
43.03

7/12/2010

1,353,110

3,429,043

Mary L. Forté

25,000

3.07

$
43.03

7/12/2010

676,555

1,714,521

(1)

        Sets forth options granted under the Stock Incentive Plan for the fiscal year ended July 31, 2000. Unless the applicable plan agreement provides otherwise, options granted under the Stock Incentive Plan become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. Upon the occurrence of a change of control (as defined in the
Stock Incentive Plan), options shall become fully and immediately exercisable.

(2)

        The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission.
These amounts should not be construed as forecasts of possible future appreciation, if any, of the stock price for the Company’s Common Stock.

FY-END OPTION VALUES

      The following table sets forth information with respect to the named executive officers concerning the number of securities underlying unexercised options and the value of unexercised options held as of July 31, 2000.

Value of

Shares

Number of Securities

Unexercised

Acquired on

Value

Underlying Unexercised

In-the-Money Options

Exercise

Realized

Options at Fiscal Year-End

at Fiscal Year-End (1)

(#)

($)

(#)

($)

Name

Exercisable

Unexercisable

Exercisable

Unexercisable

Robert J. DiNicola

150,000

4,209,550

458,333

166,667
(2)

3,749,999

656,251
(2)

Beryl B. Raff

61,250

1,575,538

183,750

365,000

1,094,766

725,625

Alan P. Shor

45,000

1,141,151

60,000

176,250

484,688

312,422

Sue E. Gove

—

—

49,250

107,500

423,406

107,813

Mary L. Forté

42,500

1,192,080

38,750

72,500

455,625

243,984

(1)

        These amounts represent the excess of the fair market value of the Common
Stock of $37.375 per share as of July 31, 2000 above the exercise price of the options.

(2)

        In connection with his employment agreement these awards vested upon Mr.
DiNicola’s retirement as Chairman of the Board effective September 6,
2000.

Supplemental Executive Retirement Plan

      On September 14, 1995, each of the Boards of Directors of the Company and
Zale Delaware, Inc., a wholly-owned subsidiary of the Company (“ZDel”), approved the preparation and implementation of the Zale Delaware, Inc.
Supplemental Executive Retirement Plan (the “Executive Retirement Plan”), which was executed on behalf of the Company on February 23, 1996, to be effective as of September 15, 1995. The purpose of the Executive Retirement Plan is to provide eligible executives with the opportunity to receive payments each year after retirement equal to a portion of their Final Average Pay as defined below. On July 18, 1996, the Company amended the definition of “Change of
Control” in the Executive Retirement Plan to correct a minor technicality. On
April 6, 2000, the Board amended the Executive Retirement Plan to modify the class of executives who are eligible to be participants in the Executive
Retirement Plan to include those employees who hold the office of Corporate
Vice President, Division Senior Vice President, and all higher executive office
(“Participants”). On July 13, 2000, the Board amended the Executive Retirement
Plan to reflect that the “Bonus Target” referred to therein is based on net income rather than earnings before interest, taxes, depreciation and amortization.

      A Participant becomes vested in his benefit in the Plan after completing five years of service with the Company after September 14, 1995. A Participant also becomes vested in his Plan benefits upon a change of control of the
Company or the death or disability of the Participant while an active employee.
A retired Participant who is vested is entitled to monthly payments continuing over the life of the Participant (or, at the election of the Participant, in a joint and 50% survivor annuity with his or her surviving spouse) commencing on the first day of the month immediately following the Participant’s 65th birthday. The amount of each payment is determined under the following formula:

Benefit Points x Final Average Pay

100

      Benefit Points are calculated based on a goal for net income established each plan year by the Compensation Committee of the Company. The Final Average
Pay means the average of the monthly base salary received by the participant from the Company in the 60-month period ending immediately prior to the participant’s retirement or other termination from the Company. Upon his retirement on September 6, 2000, Robert J. DiNicola became entitled to a lump sum benefit payment of $439,000. The estimated annual benefits payable upon retirement at normal retirement age for Beryl B. Raff, Alan P. Shor, Sue E.
Gove and Mary L. Forté (assuming salary of each of the named executive officers for the year ended July 31, 2000) are $348,600, $318,900, $209,900, and
$173,000.

Employment Agreements

      DiNicola Employment Agreement and Consulting Agreement. On September 7,
1999, the Company entered into an Amended and Restated Employment Agreement with Mr. DiNicola which was subsequently amended on August 1, 2000 (the
“Agreement”). Under that agreement, Mr. DiNicola was employed by the Company as its Chairman of the Board and received an annual base salary of $750,000 and a bonus of $413,250 in fiscal year 2000. Mr. DiNicola resigned his position and retired as Chairman of the Board effective September 6, 2000, but continues to serve as a Director. Upon termination of his employment, Mr. DiNicola’s benefits under the Stock Incentive Plan and Supplemental Retirement Plan
immediately vested. Pursuant to his employment agreement, Mr. DiNicola became entitled to a lump sum payment of $1,125,000.

      Pursuant to the terms of the Agreement, Mr. DiNicola and the Company entered into a five year Consulting Agreement upon his retirement. Under the
Consulting Agreement, Mr. DiNicola is to provide consulting services to the
Company for an annual fee of $150,000.

      Executive Employment Agreements. Ms. Raff, Mr. Shor and Ms. Gove entered into employment agreements on August 1, 1998, (collectively the “Executive
Employment Agreements”). Each of these agreements was also amended on October
8, 1998. Ms. Raff’s agreement was amended again on September 7, 1999, each in connection with their change in positions with the Company. The three
Executive Employment Agreements of Ms. Raff, Mr. Shor and Ms. Gove are
substantially similar to each other in that in the event of a change of control
(as defined), resulting in termination of the Executive’s employment, the
Company shall pay to the Executive (1) an amount equal to three times his or her annual salary; (2) an amount equal to three times his or her average annual cash bonus for the preceding two fiscal years; (3) all benefits under the
Company’s various benefits plans for 36 months following the termination; and (4)

certain benefits under the Zale Delaware, Inc. Supplemental Executive
Retirement Plan. Ms. Raff is eligible to receive up to 100% of her base salary and Mr. Shor and Ms. Gove 50% in accordance with the Executive Bonus Program.
The term of these three Executive Employment Agreements is three years.

Executive Severance Arrangements

      Effective February 10, 1994, the Company adopted an executive severance plan for its executives (the “Severance Plan”), which becomes operative upon the occurrence of certain events, such as termination without cause (as defined in the Severance Plan). Under the Severance Plan, as amended effective May 20,
1995, Executive Vice Presidents (who are not parties to Executive Employment
Agreements), Company Senior Vice Presidents and Division Presidents are
entitled to receive severance pay equal to one month of pay and benefits for each year of continuous service, with a minimum of three months of pay and a maximum of nine months of pay. Company Vice Presidents and directors, and
Division Senior Vice Presidents, Vice Presidents and directors are entitled to severance pay equal to one week of pay for each year of continuous service, with a minimum of twelve weeks of pay and a maximum of twenty-six weeks of pay.

Change of Control Agreements

      The Company has entered into Change of Control Agreements (the “Change of
Control Agreements”) with certain of its senior officers (excluding those officers under an employment agreement) and key employees. The Change of
Control Agreements are intended to supplement any other programs sponsored by the Company, including, but not limited to, the Company’s severance and stock option plans. Under the Change of Control Agreements, a change of control
(“Change of Control”) is defined as the date as of which: (i) there is consummated any consolidation or merger of the Company pursuant to which the
Company is not the surviving corporation or the shares of the Company’s Common
Stock are converted into cash, securities or other property, other than a merger in which the holders of the Company’s Common Stock have the same proportionate ownership of the surviving corporation immediately after the merger, or any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company; (ii) the stockholders of the Company approve any plan or proposal for liquidation or dissolution of the Company; (iii) any
“person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated pursuant to the Exchange Act), of 30% of the Company’s outstanding common stock; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors of the Company cease for any reason to constitute a majority of the Board of
Directors unless the election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors who were directors at the beginning of such period.

      If any of the parties to the Change of Control Agreements are terminated within two years following a Change of Control, for any reason other than Cause or Disability (as defined), or if the parties terminate their employment with the Company for Good Reason (as defined), the Company shall: (i) pay an amount equal to three times the party’s average Annual Compensation (as defined) for any fiscal year beginning with or within the three-year period ending on the date of termination of the party’s employment; (ii) for three years following the date of termination of employment, the party and anyone entitled to claim under or through the party shall be entitled to all benefits provided by the
Company under certain group employee benefit plans to the same extent to which the party would have been entitled if he or she had remained an employee of the
Company; and (iii) a lump sum payment equal to the actuarial equivalent of the benefits that would have accrued to the party under the Zale Delaware, Inc.
Supplemental Executive Retirement Plan. The Change of Control Agreements are
required to be assumed by any successor to the Company by merger or otherwise.

Director Compensation

      Each Non-Employee director of the Company receives an annual retainer fee of $15,000, and is entitled to a $3,000 fee for each board meeting attended in person and a $1,000 fee for each meeting attended by telephone. A chairman of a committee of the Board of Directors receives an additional annual retainer fee of $2,500, and each committee member is entitled to $1,000 for each committee meeting attended, whether in person or by telephone. Non-Employee directors also receive annual grants of options to purchase Common Stock under the Outside Directors’ 1995 Stock Option Plan.

Director Indemnification Arrangements

      During 1993, each of the Company and ZDel entered into indemnification agreements (the “Indemnification Agreements”) with the directors of the
Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the director was or is, or is threatened to be made, a party by reason of his service as a director, officer, employee or agent of the Company subsequent to
July 21, 1993, provided that the director acted in good faith and in a manner he reasonably believed to be in the best interest of the Company or ZDel, as applicable, and, with respect to any criminal action or proceeding, provided he had reasonable cause to believe his actions were lawful. Each Indemnification
Agreement also provides for the advancement of expenses incurred by the director in defending any proceeding. The Company has entered into similar agreements with all directors elected to the Board for the first time since
1993 and may enter into similar agreements with any new directors elected in the future.

Compensation Committee Interlocks and Insider Participation

      During fiscal year 2000, there were no Compensation Committee interlocks.

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

      Subject to the final decision of the Board of Directors, the Compensation
Committee (the “Committee”) actively reviews the proposed compensation of the
Company’s Chairman and Chief Executive Officer and all other corporate officers and considers management succession and related matters. In addition, the
Committee administers the Company’s Stock Incentive Plan and its other incentive compensation plans.

      Under the supervision of the Committee, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company’s executives with those of its stockholders. The objectives of the Company’s executive compensation program are to:

•

Support the achievement of the Company’s strategic operating objectives;

•

        Provide compensation that will attract and retain superior talent and reward the executives based upon Company and individual performance;

•

        Align the executives’ financial interests with the success of the Company by placing a substantial portion of pay at risk
(i.e., payout that is dependent upon Company and individual performance); and

•

        Provide a strategic balance among short, medium and long-term compensation such that it encourages a balanced perspective on the part of the executive between short-term profit goals and long-term value creation.

      The Company’s executive compensation program consists of base salary, annual cash incentive compensation in the form of performance bonuses, long-term incentive compensation in the form of stock options, and other potential equity incentives, supplemental executive benefits and various other benefits, including life and medical insurance plans.

      Base Salaries. It is the Committee’s objective to maintain base salaries that are reflective of the financial performance of the Company and the individual executive’s experience, responsibility level and performance, and that are competitive with the salary levels of executives at other companies engaged in the same or similar lines of business with revenues in a range comparable to those of the Company. The Committee intends to monitor the salaries of all corporate officers annually and to make any adjustments it deems necessary and appropriate.

      Bonuses. For fiscal year 2000, the annual bonuses available to the
Company’s executive officers were based upon quantitative measures of the
Company’s financial performance as measured by overall corporate net income targets and overall net income as a percentage of total sales, as set forth in the Company’s annual financial plan.

      Bonus opportunity is calculated as a percentage of the recipient’s base salary. Specifically, all participants can earn up to 70% of their maximum bonus opportunity if the Company exceeds its net income bonus target and up to
30% of the maximum bonus opportunity if the Company exceeds its net income as a percentage of sales target. No bonus can be achieved if the Company fails to attain at least the threshold target for net earnings. No bonus can be achieved if the Company fails to attain at least the

minimum threshold for net income. The Committee and the Board, in their sole discretion may adjust the amount and timing of bonus payments under the program to address special or unusual circumstances. As recognition for the extent to which the Company’s financial performance exceeded the maximum net income targets and overall net income as a percentage of total sales for fiscal year
2000, the Board approved an additional bonus opportunity for fiscal year 2000 consistent with the performance level achieved.

      For fiscal year 2001, the annual bonuses available to the Company’s executive officers will again be based upon quantitative measures of the
Company’s financial performance as measured by overall corporate net income targets and overall net income as a percentage of total sales, as set forth in the Company’s annual financial plan.

      Bonus opportunity will still be calculated as a percentage of the recipient’s base salary. Specifically, all participants can earn up to 70% of their maximum bonus opportunity if the Company exceeds its net income bonus target and up to 30% of the maximum bonus opportunity if the Company exceeds its net income as a percentage of sales target. No bonus can be achieved if the Company fails to attain at least the threshold target for net earnings. No bonus can be achieved if the Company fails to attain at least the minimum threshold for net income. The Committee and the Board, in their sole discretion may adjust the amount and timing of bonus payments under the program to address special or unusual circumstances.

      Equity Incentives. The Company’s Stock Incentive Plan currently forms the basis for the Company’s long-term incentive plan for executives and key employees. The Stock Incentive Plan provides for the grant of stock options,
SARs, restricted stock, stock bonuses and phantom stock. To date, only stock options and restricted stock have been issued in connection with the Stock
Incentive Plan. The purpose of the Stock Incentive Plan is to promote the interests of the Company and its stockholders by providing officers and other employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.

      During the fiscal year ended July 31, 2000, option awards were made to approximately 100 of the Company’s employees covering an aggregate of 757,500 shares of Common Stock. All options were granted with an exercise price equal to the fair market value of the Company’s Common Stock at the date of grant, have a term of ten years, and become exercisable 25% per year beginning one year from the date of grant.

      The Committee, in satisfying its duty to establish the compensation levels of the Company’s Chairman, Chief Executive Officer and its other corporate officers, considered and approved management’s recommendations for the 2000 fiscal year with respect to changes to the elements and levels of compensation paid to such officers. The Committee consulted with the Company’s human resources department and/or outside compensation consultants in evaluating the recommendations made by management. The Committee, in its role as administrator of the Stock Incentive Plan, intends to review periodically with the Company’s human resources department and/or outside compensation consultants the levels and types of cash incentives and stock-based compensation that are appropriate for a corporation similarly situated to the
Company.

      Compensation of the Former Chairman of the Board. Under the terms of his employment agreement, Mr. DiNicola received an annual base salary of not less than $750,000. This base salary was subject to annual review and potential increase by the Board of Directors. See “Executive and Director Compensation -
Employment Agreements.” An annual bonus for Mr. DiNicola for fiscal year 2000 was awarded pursuant to the terms of the Company’s annual bonus plan. As described in “Executive and

Directors Compensation – Summary Compensation Table,” in 2000, Mr. DiNicola
received a bonus of $413,250.

      Compensation of the Chairman of the Board and Chief Executive Officer.
Under the terms of her employment agreement, Ms. Raff receives an annual base salary of not less than $500,000 and for fiscal year 2000, her base salary was
$600,000. This base salary is subject to annual review and potential increase by the Board of Directors. See “Executive and Director Compensation –
Employment Agreements.” An annual bonus for Ms. Raff for fiscal year 2000 was awarded pursuant to the terms of the Company’s annual bonus plan. As described in “Executive and Directors Compensation – Summary Compensation Table,” in
2000, Ms. Raff received a bonus of $690,000.

      Section 162(m). Section 162(m) of the Code prevents publicly held corporations, including the Company, from taking a tax deduction for compensation paid to a “covered employee” in a taxable year to the extent that the compensation exceeds $1 million and is not qualified performance-based compensation under the Code. Generally, covered employees are the executive officers named in the Summary Compensation Table. The Stock Incentive Plan and
Executive Bonus Plan have been designed to meet the regulations so that compensation realized in connection with stock options, stock appreciation rights and other performance-based equity incentives granted under the Stock
Incentive Plan and Executive Bonus Plan bonuses will generally be excluded from the deduction limit. Moreover, the Committee believes that, in order to attract, retain and reward the executive talent necessary to maximize stockholder returns, the Company’s interests are best served in some circumstances by providing compensation which is subject to the deductibility limitation imposed by Section 162(m). The Committee’s present intention is to structure compensation to be tax deductible; however, it retains the discretion to authorize compensation that does not qualify for income tax deductibility.

        Richard C. Marcus, Chairman
A. David Brown
Peter P. Copses

Corporate Performance Graph

      The following graph shows a comparison of cumulative total returns for the
Company, the S&P 500 Index and the Dow Jones Retail — All Specialty Index for
the period since August 1, 1993 (the date on which the Company’s Common Stock began trading publicly). The comparison assumes $100 was invested on August 1,
1993 in the Company’s Common Stock and in each of the three indices and, for the S&P 500 Index, the Dow Jones Retail — All Specialty Index and the S&P 600
Index, assumes reinvestment of dividends. The Company has not paid dividends since August 1, 1993.

8/1/93

1/31/94

7/29/94

1/31/95

7/31/95

1/31/96

7/31/96

1/31/97

7/31/97

1/31/98

Zale Corporation

100

96.10

93.51

106.49

148.05

143.48

180.57

166.23

225.97

254.55

S&P 500

100

108.96

105.15

109.53

132.57

151.80

154.48

191.76

234.99

234.48

S&P Spec. Retail

100

100.51

97.59

99.85

103.84

93.01

108.00

111.11

153.09

138.64

S&P 600

100

107.61

96.08

97.59

121.58

127.61

131.22

155.50

180.56

186.79

[Additional columns below]

[Continued from above table, first column(s) repeated]

7/31/98

1/31/99

7/31/99

1/31/00

7/31/00

Zale Corporation

322.08

340.91

415.58

371.43

388.31

S&P 500

270.07

310.66

324.66

342.80

353.77

S&P Spec. Retail

159.67

140.33

152.66

109.01

134.54

S&P 600

186.00

184.18

193.37

201.56

216.13

      The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Corporate Performance Graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the
Exchange Act, except to the extent that the Company specifically incorporates the graph by reference.

SECTION 16 (a) REPORTING

      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of any class of the Company’s equity securities, to file with the Commission initial reports
(“Form 3”) of beneficial ownership and reports of changes (“Form 4”) in beneficial ownership of Common Stock and other equity securities of the
Company. Executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all
Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than
10% beneficial owners were complied with for the year ended July 31, 2000, except Mr. Peter P. Copses’ Form 4 for the month of March 2000.

OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the
Annual Meeting. However, if any other matters are properly brought before the
Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

VOTING REQUIREMENTS

      With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by plurality vote. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors and, under applicable
Delaware law, broker non-votes will have no effect on the outcome of the election of directors.

      With regard to Proposal No. 2, an amendment to the Company’s Stock
Incentive Plan to increase the shares of Common Stock reserved for issuance under such plan by 1,850,000 shares, votes may be cast for or against the matter, or stockholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, under applicable Delaware Law, abstentions will have the effect of voting against the approval of the matter. Broker non-votes will count for purposes of determining the presence of a quorum, but will have no effect on the voting with respect to such matter.

      With regard to Proposal No. 3, an amendment to the Company’s Director
Stock Plan to increase the shares of Common Stock reserved for issuance under such plan by 150,000 shares, votes may be cast for or against the matter, or stockholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common
Stock present or represented by proxy at the meeting and entitled to vote.
Therefore, under applicable Delaware Law, abstentions will have the effect of voting against the approval of the matter. Broker non-votes will count for purposes of determining the presence of a quorum, but will have no effect on the voting with respect to such matter.

      With regard to Proposal No. 4, the ratification of independent public accountants, votes may be cast for or against the matter, or stockholders may abstain from voting on the matter. Under applicable Delaware law, abstentions and broker non-votes will have no effect on the outcome of Proposal No. 4.
Broker non-votes will count for purposes of determining the presence of a quorum.

      If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by

the named proxies FOR the election of the director nominees recommended by the
Board of Directors, FOR the approval of the amendment to the Stock Incentive
Plan, FOR approval of the amendment to the Outside Directors’ Plan, FOR the ratification of the appointment of Arthur Andersen LLP as the Company’s independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

      The Bylaws of the Company provide that any stockholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.

      As described more fully in the Company’s Bylaws, a stockholder desiring to nominate a person for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth (i) as to each person who the stockholder proposes to nominate, all information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act
(including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address of such stockholder as it appears on the Company’s books and (B) the class and number of shares of the
Company that are owned of record by such stockholder. See “Stockholder
Proposals” for additional requirements.

STOCKHOLDER PROPOSALS

      Pursuant to Rule 14a-8(e) promulgated under the Securities and Exchange
Act of 1934, as amended, stockholder proposals to be included in the Company’s
Proxy Statement relating to the 2001 Annual Meeting of Stockholders of the
Company must be a subject for proper inclusion therein and must be received by no later than May 29, 2001 at the Company’s principal executive offices, 901
West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Legal Department.

      Pursuant to the Company’s Bylaws, to be timely, notice of business to be brought before a stockholders meeting and notice by a stockholder of nominations for election of a director at a meeting of stockholders, must be delivered to the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the meeting. However, in the event that there is less than 70 days’ notice or prior public disclosure of the date of the meeting, in that case, to be timely, notice from the stockholder must be received no later than ten (10) days following the day on which such notice of the meeting date was mailed or such public disclosure was made. Alternatively, in the case of an annual meeting, such notice must be delivered by the sixtieth day before the anniversary date of the last annual meeting (November 3rd is the date of the 2000 Annual Meeting), assuming that such sixtieth day is earlier than the tenth day following the day on which notice of the meeting was mailed or public disclosure was made. The obligation of stockholders to comply with the foregoing Bylaw provision is in addition to the requirements of the proxy.
Stockholders of the Company who intend to nominate candidates for election as a director or to bring business before the meeting must also comply with other applicable procedures set forth in the Company’s Bylaws. See “Stockholder
Nomination of Director Candidates.” The Company will furnish copies of such
Bylaw provisions upon written request to the Secretary of the Company at the aforementioned address.

AVAILABILITY OF FORM 10-K

      The Company will provide to any stockholder, without charge, upon written request of such stockholder, a copy of the Annual Report and Form 10-K for the fiscal year ended July 31, 2000, as filed with the Securities and Exchange
Commission. Such requests should be addressed to Zale Corporation, 901 West
Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Investor Relations, MS
6B-3.

      The foregoing Notice and Proxy Statement are sent by order of the Board of
Directors.

        Susan S. Lanigan
Senior Vice President,
General Counsel
and Secretary

ZALE CORPORATION

901 West Walnut Hill Lane

Irving, Texas 75038-1003

COMMON STOCK PROXY SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

FOR ANNUAL MEETING OF STOCKHOLDERS,

November 3, 2000

_____________________

    Notice is hereby given that the Annual Meeting of Stockholders
(the "Annual Meeting") of Zale Corporation, a Delaware corporation
(the "Company"), will be held on Friday, November 3, 2000, at 10:00
a.m., local time, at the University Club at the Galleria, 13350
Dallas Parkway, Suite 4000, Dallas, Texas 75240 for the purposes listed on the reverse side.

    The Board of Directors has fixed the close
of business on September 18, 2000, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual
Meeting or any adjournment or postponement thereof. A list of such stockholders will be maintained at the Company's headquarters during the ten-day period prior to the date of the Annual Meeting and will be available for inspection by stockholders for any purpose germane to the meeting during ordinary business hours.

    By signing this proxy card, you appoint
BERYL B. RAFF and ALAN P. SHOR, each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Common Stock of Zale Corporation held of record by you on
September 18, 2000 at the Annual Meeting or any adjournment or postponement thereof.

    We hope you will be represented at the
Annual Meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important and the Board of Directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting.

        By Order of the Board of
Directors,

        Susan S. Lanigan
Senior Vice President, General Counsel and Secretary

  [LOGO] ZALE CORPORATION
C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735
  VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you. Please vote by
Thursday, November 2, 2000 11:59pm EST.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit
Control Number which is located below to obtain your records and create an electronic voting instruction form. Please vote by
Thursday, November 2, 2000 11:59pm EST.

VOTE BY MAIL -

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to Zale Corporation c/o ADP, 51
Mercedes Way, Edgewood, NY 11717.

When voting by phone or Internet, you do not need to send in this proxy card.

TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
ZALE01 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  ZALE CORPORATION

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR items 1, 2, 3 and 4. Management recommends a vote FOR items 1, 2, 3 and 4.

Vote on Directors

For All

Withhold All

For All Except

  To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

  1. To elect nine directors for terms that will expire at the
2001 annual meeting of stockholders: 01) Beryl B. Raff, 02) Alan P.
Shor, 03) Glen Adams, 04) A. David Brown, 05) Peter P. Copses, 06)
Robert J. DiNicola, 07) Richard C. Marcus, 08) Charles H. Pistor,
Jr., 09) Andrew H. Tisch.

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_____________________________________

Vote on Proposals

For

Against
Abstain

  2. To approve an amendment to the Company's Omnibus Stock
Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of the Company's Common Stock reserved for issuance under such plan by an additional 1,850,000 shares:

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  3. To approve an amendment to the Zale Corporation Outside
Directors' 1995 Stock Option Plan (the "Outside Directors' Plan") to increase the number reserved for issuance under such plan by an additional 150,000 shares:

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  4. To ratify the appointment of Arthur Andersen LLP as the
Company's independent public accountants; and

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  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

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Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor,

administrator, trustee or guardian, please give full title as such.

        ______________________________________ Signature (PLEASE
SIGN WITHIN BOX) Date

_______________________________ Signature (JOINT
OWNERS) Date